WILLIAM BLAIR FUNDS
SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2021, AS SUPPLEMENTED
At a meeting held on October 26‑27, 2021 (the “Meeting”), the Board of Trustees of William Blair Funds (the “Board”) approved certain changes to the William Blair Income Fund and the William Blair Low Duration Fund. These changes, certain of which cannot be implemented unless and until approved by shareholders of the William Blair Income Fund, as well as certain additional changes relating to those approved by the Board are described in further detail below.
William Blair Short-Term Bond Fund (formerly, William Blair Income Fund) (the “STB Fund”)
Name Change
Effective as of November 10, 2021, the “William Blair Income Fund” is re‑named “William Blair Short-Term Bond Fund”, and all references to “William Blair Income Fund” or “Income Fund” in the Prospectus are hereby replaced with “William Blair Short-Term Bond Fund” or “Short-Term Bond Fund”, respectively.
Change to STB Fund’s Duration
Effective as of November 10, 2021, the STB Fund’s duration and maturity under “Summary – Principal Investment Strategies” in the STB Fund’s Prospectus is changed from:
The anticipated dollar-weighted average maturity of the Fund is three to seven years. The anticipated weighted average modified duration for the Fund is two to five years.
to:
The anticipated weighted average maturity of the Fund is up to five years. The anticipated weighted average duration for the Fund is up to 3.5 years.
Change to STB Fund’s Benchmark Index
Effective as of November 10, 2021, the STB Fund’s benchmark index is changed from the Bloomberg Barclays Intermediate Government/Credit Bond Index to the Bloomberg 1‑3 Year U.S. Government/Credit Index. Effective immediately, the following replaces the first sentence of the second paragraph under “Summary – Principal Investment Strategies” of the Prospectus related to the William Blair Income Fund:
The Adviser seeks to outperform the Bloomberg 1‑3 Year U.S. Government/Credit Index through an actively managed diversified portfolio of debt securities.
Changes to STB Fund Management Fee and Expense Limitation Agreement
Effective November 1, 2021, the Board has approved a reduction in the Management Fee for the STB Fund from:
0.25% of the first $250 million of the Fund’s average daily net assets; plus 0.20% of the Fund’s average daily net assets over $250 million; plus 5% of the gross income earned by the Fund.
to:
0.25% of the first $250 million of average daily net assets; plus 0.20% of average daily net assets over $250 million.

In addition, effective as of the same date, William Blair Investment Management, LLC, the STB Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the STB Fund’s operating expenses (subject to certain exceptions) to 0.45%, 0.30%, and 0.25% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2023. This expense limitation agreement replaces the prior expense limitation agreement for the STB Fund that was previously in effect. As of November 1, 2021, the information below replaces similar disclosure in the STB Fund’s Prospectus under “William Blair Income Fund – Fees and Expenses – Annual Fund Operating Expenses” and “William Blair Income Fund – Fees and Expenses – Example.”
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee*	0.25%	0.25%	0.25%
Distribution (Rule 12b‑1) Fee	0.15%	None	None
Other Expenses	0.53%	0.43%	0.38%

Total Annual Fund Operating Expenses	0.93%	0.68%	0.63%
Fee Waiver and/or Expense Reimbursement**	0.48%	0.38%	0.38%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	0.45%	0.30%	0.25%

*
The Management Fee has been restated to reflect a reduction to 0.25% of the first $250 million of average daily net assets; plus 0.20% of average daily net assets over $250 million effective November 1, 2021.

**
The Adviser has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.45%, 0.30% and 0.25% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2023. The Adviser may not terminate this arrangement prior to April 30, 2023 without the approval of the Fund’s Board of Trustees.

***
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement does not equal the net expense ratio to average daily net assets in the Financial Highlights section of this prospectus as a result of a change in the management fee and contractual expense limits.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$46	$198	$418	$1,052
Class I	31	139	301	773
Class R6	26	123	274	712

Effective November 1, 2021, corresponding changes are made to the management fee and expense limitations tables in the STB Fund’s Prospectus under “Management of the Funds.”
Change to STB Fund Portfolio Manager(s)
Effective November 10, 2021, the information below replaces similar disclosure in the STB Fund’s Prospectus under “Summary – William Blair Income Fund – Management.”
Portfolio Manager(s).
Vesta Marks, an Associate of the Adviser, and Ruta Ziverte, a Partner of the Adviser, co‑manage the Fund. Mr. Marks has co‑managed the Fund since 2021. Ms. Ziverte has co‑managed the Fund since 2020.
As of the same date, the information below replaces similar disclosure in the STB Fund’s Prospectus under “Management of the Funds – Portfolio Management.”
Vesta Marks, CFA, an Associate of William Blair Investment Management, LLC, has co‑managed the Bond Fund, Short-Term Bond Fund, and Ultra-Short Bond Fund since 2021. Mr. Marks most recently was a portfolio manager and Managing Director of Fixed Income and Risk Management at Tortoise Capital Advisors. Before joining Tortoise in 2019, he served as Executive Director and Portfolio Manager at Palmer Square Capital Management LLC from 2015 to 2018. Prior to Palmer Square, Vesta was a Portfolio Manager at Semper Capital Management from 2007 to 2014. Mr. Vesta is a member of the CFA Institute. He is also a member of the Chartered Alternative Investment Analyst Association. Education: Bachelor of Science degree in mathematics from the Massachusetts Institute of Technology (MIT).
Ruta Ziverte, a Partner of William Blair Investment Management, LLC, has co‑managed the Bond Fund since 2021, has co‑managed the Income Fund since 2020, and managed the Low Duration Fund since 2021. Ms. Ziverte oversees the fixed income team at William Blair. She joined William Blair in 2019. Prior to joining William Blair, she worked at Oppenheimer Funds from 2015 to 2019, where she was the portfolio manager for the Global High Yield Fund and co‑portfolio manager for the Global Strategic Income Fund. She also led a team of fixed-income credit analysts. Prior to that, she was employed by GE Asset Management in various capacities, including as executive managing director and high-yield portfolio manager, and as a team leader and senior analyst, co‑managing a leveraged finance research team, and was responsible for developing and implementing the firm’s credit processes and procedures. Education: B.S., Finance, University of Latvia; M.B.A., Rensselaer Polytechnic Institute.
Changes to STB Fund’s Investment Objective and Policies
At the Meeting, the Board also approved changes to: (i) the STB Fund’s fundamental investment objective (the “Investment Objective Proposal”) and fundamental investment policy (the “Investment Policy Proposal” and collectively, the “Proposals”). The Proposals are subject to approval by the STB Fund’s shareholders at a meeting to be held on or about January 13, 2022 (the “Shareholder Meeting”).
Under the Investment Objective Proposal, the STB Fund’s fundamental investment objective would be changed from “The William Blair Short-Term Bond Fund seeks a high level of current income with relative stability of principal.” to “The William Blair Short-Term Bond Fund seeks to generate current income, consistent with relative stability of capital.”

The Investment Policy Proposal relates to a proposed change to the STB Fund’s fundamental policy to invest 90% of its total assets in certain securities. The STB Fund currently has a fundamental policy to invest, under normal market conditions at least 90% of its total assets in the following: (a) U.S. dollar-denominated corporate debt securities (domestic or foreign) with long-term ratings of “A—” or better, or an equivalent rating, by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Rating Organizations”); (b) obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; (c) collateralized obligations, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities (the STB Fund may invest in collateralized obligations that are not guaranteed by a U.S. Government agency or instrumentality only if the collateralized obligations are rated “A—” or better, or an equivalent rating, by one of the Rating Organizations); and (d) commercial paper obligations rated within the highest grade by one of the Rating Organizations. Shareholders will be asked to approve a change this policy to read as follows:
As a matter of fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds.
The STB Fund also currently has a non‑fundamental investment policy that up to 10% of the STB Fund’s total assets may be invested in debt securities that at the time of purchase are rated lower than “A—” but at least “BBB—” (or its equivalent) by at least one nationally recognized statistical rating organization, so long as the STB Fund does not invest more than 3% of its total net assets in securities of any single issuer whose securities are rated “BBB—”. Securities that are downgraded below “BBB—” (or its equivalent) after purchase may continue to be held in the STB Fund. If the Investment Policy Proposal is approved by shareholders, this non‑fundamental investment policy would be updated to (i) permit the STB Fund to invest up to 100% of its total assets in in debt securities that at the time of purchase are rated at least “BBB—” (or its equivalent) by at least one nationally recognized statistical rating organization and (ii) eliminate the restriction on investing more than 3% of the STB Fund’s total net assets in securities of any single issuer whose securities are rated “BBB—”. The Adviser does not intend to purchase securities rated below “BBB—”at the time of purchase if the Investment Policy Proposal is approved. However, securities that are downgraded below “BBB—” after purchase could continue to be held by the STB Fund. In addition, this policy would not be a fundamental policy and may be changed in the future by the Board without shareholder approval.
Prior to the Shareholder Meeting, shareholders of the STB Fund entitled to vote at the Shareholder Meeting will receive a proxy statement that will contain additional information about the Proposals. Unless and until the Investment Objective Proposal and the Investment Policy Proposal are adopted by STB Fund shareholders, the Adviser will continue to manage the STB Fund pursuant to the STB Fund’s current fundamental investment objective and investment policies, respectively, as described above.
William Blair Ultra-Short Bond Fund (formerly, William Blair Low Duration Fund) (the “USB Fund”)
Name Change
Effective November 10, 2021, the “William Blair Low Duration Fund” is re‑named “William Blair Ultra-Short Bond Fund,” and all references to “William Blair Low Duration Fund” or “Low Duration Fund” in the Prospectus are hereby replaced with “William Blair Ultra-Short Bond Fund” or “Ultra-Short Bond Fund”, respectively.

Change to USB Fund’s Principal Investment Strategies
Effective November 10, 2021, the following is inserted as the first paragraph of the “Principal Investment Strategies” sub‑section of the Prospectus related to the William Blair Low Duration Fund:
Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. For purposes of this policy, “bonds” include all types of fixed income instruments.
Dated: November 10, 2021
WILLIAM BLAIR FUNDS
150 North Riverside Plaza
Chicago, Illinois 60606
Please retain this supplement with your Prospectus for future reference.

WILLIAM BLAIR FUNDS

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2021, AS SUPPLEMENTED

William Blair Short-Term Bond Fund (formerly, William Blair Income Fund) (the “STB Fund”)

Name Change

As approved by the Board of Trustees of William Blair Funds (the “Board”), effective November 10, 2021, the “William Blair Income Fund” is re-named “William Blair Short-Term Bond Fund”, and all references to “William Blair Income Fund” or “Income Fund” in the Statement of Additional Information are hereby replaced with “William Blair Short-Term Bond Fund” or “Short-Term Bond Fund”, respectively.

Changes to STB Fund Management Fee and Expense Limitation Agreement

Effective November 1, 2021, the Board has approved a reduction in the Management Fee for the STB Fund from:

0.25% of the first $250 million of the Fund’s average daily net assets; plus 0.20% of the Fund’s average daily net assets over $250 million; plus 5% of the gross income earned by the Fund.

to:

0.25% of the first $250 million of average daily net assets; plus 0.20% of average daily net assets over $250 million.

Accordingly, as of the same date, the footnote to the entry for the William Blair Income Fund under “Management of the Trust – Management Fees” is hereby replaced in its entirety with the following:

(2) Effective November 1, 2021, the management fee rate structure payable by the Short-Term Bond Fund was modified. For the fiscal year ended December 31, 2020, the Fund paid the Adviser a contractual management fee at the rate set forth in the table plus a charge of 5% of gross income earned by the Fund.

In addition, effective as of November 1, 2021, William Blair Investment Management, LLC, the STB Fund’s investment adviser, has contractually agreed to limit the STB Fund’s operating expenses (subject to certain exceptions) to 0.45%, 0.30%, and 0.25% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2023. This expense limitation agreement replaces the expense limitation agreement for the STB Fund that was previously in effect. Accordingly, as of November 1, 2021, corresponding changes are made to the expense limitations table in the Statement of Additional Information under “Management of the Trust – Expense Waivers.”

William Blair Ultra-Short Bond Fund (formerly, William Blair Low Duration Fund) (the “USB Fund”)

Name Change

As approved by the Board, effective November 10, 2021, the “William Blair Low Duration Fund” is re-named “William Blair Ultra-Short Bond Fund”, and all references to “William Blair Low Duration

Fund” or “Low Duration Fund” in the Statement of Additional Information are hereby replaced with “William Blair Ultra-Short Bond Fund” or “Ultra-Short Duration Fund”, respectively.

Change to USB Fund’s Investment Policy

Effective November 10, 2021, the information below supplements similar disclosure in the Statement of Additional Information under “Investment Policies and Restrictions.”

Under normal market conditions, the Ultra-Short Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds.

Dated: November 10, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Statement of Additional

Information for future reference.